UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             September 29, 2006

EMERGING VISION, INC.

(Exact name of registrant as specified in its charter)

New York	No.001-14128	No.11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard

Garden City, New York 11530

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (516) 390-2100

Former name or former address, if changed since last report:                 Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 29, 2006, Emerging Vision, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission that included information under Item 2.01 thereof reporting that the Company had completed its acquisition of substantially all of the assets of Combine Optical Management Corporation (“Combine”), a subchapter “S” corporation incorporated in the state of Florida. In response to part (b) of Item 9.01 of such Form 8-K, the Company stated that it would file or furnish, as applicable, the required pro forma financial statements for Combine by amendment. This Form 8-K/A is being filed to provide the required financial information.

Item 9.01	Financial Statements and Exhibits

a) Financial Statements of Business Acquired

b) Pro Forma Financials Statements

Exhibits

a.	Exhibit 23.1	Consent of Miller Ellin & Company, LLP.

a)	Financial Statements of Business Acquired

COMBINE OPTICAL MANAGEMENT CORPORATION

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

TABLE OF CONTENTS

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	5

BALANCE SHEET AS OF DECEMBER 31, 2005	6

STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2005	7

STATEMENT OF SHAREHOLDERS’ (DEFICIT) EQUITY FOR THE YEAR ENDED
DECEMBER 31, 2005	8

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2005	9

NOTES TO FINANCIAL STATEMENTS	10 – 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Combine Optical Management Corporation:

We have audited the accompanying balance sheet of Combine Optical Management Corporation (a Florida subchapter “S” corporation) (the “Company”) as of December 31, 2005, and the related statements of income, shareholders' (deficit) equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Combine Optical Management Corporation as of December 31, 2005, and the results of its operations and its cash flows for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States.

New York, New York	/s/ MILLER ELLIN & COMPANY LLP
December 12, 2006	Certified Public Accountants

COMBINE OPTICAL MANAGEMENT CORPORATION

BALANCE SHEET

ASSETS	December 31,
2005
Current assets:
Accounts receivable, net of allowance of $41,000	$1,889,814
Prepaid expenses and other current assets	21,993
Total current assets	1,911,807

Property and equipment, net	53,660
Other assets, net	28,768
Total assets	$1,994,235

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,762,824
Current maturities of long-term debt	20,000
Related party borrowings	155,000
Total current liabilities	1,937,824

Long-term debt, net	40,000

Commitments and contingencies

Shareholders’ equity:
Common stock, no par value; 1,000 shares authorized, issued and outstanding	1,000
Retained earnings	15,411
Total shareholders' equity	16,411
Total liabilities and shareholders' equity	$1,994,235

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

STATEMENT OF INCOME

For the year ended
December 31, 2005

Net sales	$14,833,684
Cost of sales	13,882,293
Gross profit	951,391

Operating expenses:
Selling, general and administrative	900,712

Operating income	50,679

Other income (expense):
Other income	10,504
Interest expense	(2,158)
Total other income	8,346

Net income	$59,025

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

STATEMENT OF SHAREHOLDERS’ (DEFICIT) EQUITY

	Common Stock	(Accumulated Deficit) Retained Earnings	Total Shareholders’ (Deficit) Equity

Balance as of December 31, 2004	$1,000	$(43,614)	$(42,614)
Net income	-	59,025	59,025
Balance as of December 31, 2005	$1,000	$15,411	$16,411

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

STATEMENT OF CASH FLOWS

For the year ended
December 31, 2005
Cash flows from operating activities:
Net income	$59,025
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,489
Provision for doubtful accounts	33,775
Changes in operating assets and liabilities:
Accounts receivable	1,207,014
Prepaid expenses and other current assets	22,688
Accounts payable and accrued liabilities	(1,261,375)
Net cash provided by operating activities	69,616

Cash flows from investing activities:
Purchases of property and equipment	(49,616)
Net cash used in investing activities	(49,616)

Cash flows from financing activities:
Payments on borrowings	(20,000)
Net cash used in financing activities	(20,000)
Net increase in cash	-
Cash – beginning of year	-
Cash – end of year	$-

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$2,158
Taxes	$-

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION:

Combine Optical Management Corporation (the “Company”) operates an optical group purchasing business which provides its members with vendor discounts on optical products. The Company currently has approximately 1,000 active members in its optical group purchasing business. The Company was incorporated as a subchapter “S” corporation in the State of Florida on October 10, 1996.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

Revenue Recognition and Cost of Sales

The Company follows the requirements of SEC Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition.” The Company derives its revenue from the product pricing extended to its members. The Company does not carry any inventory as members’ orders are shipped directly to the member from the suppliers.

Accordingly, revenues and the related cost of sales are recognized when delivery has occurred, prices to buyers are fixed or determinable, and collectibility is reasonably assured.

Cost of sales include the Company’s cost of product (based on the volume purchasing power from ordering for its members as a group) from its vendors, the associated shipping and freight costs, less certain discounts for the Company’s guaranteed prompt payment.

Fair Value of Financial Instruments

In determining the fair value of its financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing as of December 31, 2005. For the majority of financial instruments, including receivables and long-term debt, standard market conventions and techniques, such as discounted cash flow analysis, replacement cost and termination cost, are used to determine fair value. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Property and Equipment, net

Property and equipment, net, are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are recorded using the accelerated method over the useful lives of the respective classes of assets. All depreciation and amortization costs are reflected in selling, general and administrative expenses in the Statement of Income for the year ended December 31, 2005.

Impairment of Long-Lived Assets

The Company follows the provisions of the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable, but amends the prior accounting and reporting standards for segments of a business to be disposed of. The Company periodically evaluates its long-lived assets based on, among other factors, the estimated, undiscounted future cash flows expected to be generated from such assets in order to determine if impairment exists. For the year ended December 31, 2005, the Company did not record any impairment charges.

Selling, General and Administrative Expenses

Selling, general and administrative expenses primarily include payroll and related benefits, rent, other overhead, professional fees, depreciation, bank fees and bad debt expense.

Income Taxes

The Company is a subchapter “S” (small business) corporation. Income generated by the Company is taxed at the shareholder level. Therefore, no provision for income taxes is reflected in the Statement of Income for the year ended December 31, 2005.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of such financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates made by management include, but are not limited to, allowances on member receivables and the valuation of capitalized software.

Concentration of Credit Risk

Receivables

The Company operates predominantly in the United States, and its receivables are primarily from members that operate retail optical stores in the United States. The Company estimates an allowance for doubtful accounts based on its members’ financial condition and collection history. Management believes the Company’s allowances are sufficient to cover any losses related to its inability to collect its accounts receivable. Accounts receivable are written-off when significantly past due and deemed uncollectible by management.

Vendors

The Company utilizes certain key vendors to provide its members with a broad spectrum of product purchasing options. If one of these key vendors ceases to do business with the Company, or ceases to exist, the Company could see a decrease in the amount of product purchased by its members, thus decreasing sales and net income. Management believes that there is a sufficient amount of competing vendors and enough of a product mix to offset any changes to the Company’s key vendors.

NOTE 3 – PROPERTY AND EQUIPMENT, NET:

Property and equipment, net, consists of the following:

	As of	Estimated
	December 31, 2005	Useful Lives

Furniture and fixtures	$21,411	5 years
Computer equipment	85,572	5 years
Software	46,000	3 years
	152,983
Less: Accumulated depreciation and amortization	(99,323)
	$53,660

Depreciation expense totaled $3,557 and is included in selling, general and administrative expenses in the Statement of Income for the year ended December 31, 2005.

NOTE 4 – LONG-TERM DEBT (INCLUDING RELATED PARTY BORROWINGS):

As of December 31, 2005, principal payments due on the Company's long-term debt and related party borrowings are as follows:

	Related Party	Other
	Borrowings (1)	Debt (2)

2006	$155,000	$20,000
2007	-	20,000
2008	-	20,000
	$155,000	$60,000

1)	The Company, from time-to-time, borrowed money from its shareholders during the ordinary course of business. During 2006, the Company repaid all such borrowings.

2)	In January 2004, the Company settled an outstanding claim with Essilor USA, Inc., a full service optical lab, for $100,000, payable in quarterly installments of $5,000.

NOTE 5 – COMMITMENTS AND CONTINGENCIES:

Operating Lease Commitments

During the year ended December 31, 2005, the Company leased its executive and administrative offices, located in Boca Raton, Florida, from a related party. Such lease was terminated in June 2006. As of December 31, 2005, minimum future rental payments on this lease, in the aggregate, are as follows:

Total Lease Obligations

2006	$14,243

Litigation

The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

Letters of Credit

The Company holds three letters of credit with a financial institution in favor of certain of the Company’s vendors to ensure payment of any outstanding invoices not paid by the Company. The letters of credit each have a one-year term and are renewed annually. As of December 31, 2005, the three letters of credit totaled $535,000 and were secured by certain assets of the Company’s President.

NOTE 6 – RELATED PARTY TRANSACTIONS:

During 2005, the Company leased its administrative and executive offices, located in Boca Raton, Florida, from Old Shore Associates II LLC (“Old Shore”). Old Shore is owned by both of the Company’s shareholders. For the year ended December 31, 2005, the Company paid approximately $54,000 for rent and related charges under this lease. Management believes that the lease is at fair market value. In June 2006, the Company terminated its lease with Old Shore and relocated its administrative and executive offices to a new building, located in Boca Raton, Florida, which is owned by an unrelated party.

At various times during 2005, the Company borrowed from each of its shareholders for working capital needs. As of December 31, 2005, the Company owed such shareholders $155,000. Such amount was paid in full in October 2006.

NOTE 7 – SHAREHOLDERS’ EQUITY:

The Company has 1,000 authorized, issued and outstanding common shares having no par value. As of December 31, 2005, there are two shareholders, each of whom own 500 shares.

NOTE 8 – RETIREMENT PLAN:

The Company sponsors a qualified profit sharing plan. The plan covers all employees who meet certain eligibility requirements. Employer contributions are subject to a vesting schedule. Contributions were $48,360 for the year ended December 31, 2005.

NOTE 9 – SUBSEQUENT EVENT:

Sale of Company

On September 29, 2006, effective August 1, 2006, the Company sold substantially all of the assets of the Company to COM Acquisition, Inc., a wholly-owned subsidiary of Emerging Vision, Inc., for an aggregate purchase price of $2,410,000. The purchase price consisted of cash payable as follows: (i) $700,000 paid at closing; (ii) a promissory note (without interest) in the amount of $1,273,000 with $498,000 payable on October 1, 2007, $300,000 payable on October 1, 2008, $250,000 payable on October 1, 2009, and $225,000 payable on October 1, 2010; and (iii) a promissory note in the amount of $500,000 (with interest at 7% per annum) payable in sixty, equal monthly installments of $9,900.60 commencing October 1, 2007.

Operating Lease Commitments

In June 2006, the Company terminated its existing lease with Old Shore, at no cost, and relocated its executive and administrative offices into a new building, located in Boca Raton, Florida, which is not owned by a related party. Minimum future rental payments for the new lease for the Company’s executive and administrative offices, in the aggregate, are as follows:

Total Lease Obligations

2006	$11,335
2007	27,205
2008	11,948
$50,488

COMBINE OPTICAL MANAGEMENT CORPORATION

FINANCIAL STATEMENTS

FOR THE SEVEN MONTHS ENDED JULY 31, 2006

TABLE OF CONTENTS

PAGE

BALANCE SHEET AS OF JULY 31, 2006	16

STATEMENT OF INCOME FOR THE YEAR ENDED JULY 31, 2006	17

STATEMENT OF SHAREHOLDERS’ EQUITY FOR THE YEAR ENDED JULY 31, 2006	18

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED JULY 31, 2006	19

NOTES TO FINANCIAL STATEMENTS	20 – 24

COMBINE OPTICAL MANAGEMENT CORPORATION

BALANCE SHEET

ASSETS
July 31, 2006
(Unaudited)
Current assets:
Cash	$42,219
Accounts receivable, net of allowance of $41,000	2,252,625
Prepaid expenses and other current assets	41,309
Total current assets	2,336,153

Property and equipment, net	77,760
Other assets, net	25,968
Total assets	$2,439,881

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$2,089,728
Current maturities of long-term debt	20,000
Related party borrowings	162,000
Total current liabilities	2,271,728

Long-term debt, net	25,000

Commitments and contingencies

Shareholders’ equity:
Common stock, no par value; 1,000 shares authorized, issued and outstanding	1,000
Retained earnings	142,153
Total shareholders' equity	143,153
Total liabilities and shareholders' equity	$2,439,881

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

STATEMENT OF INCOME

For the seven months
ended July 31, 2006
(Unaudited)

Net sales	$9,406,965
Cost of sales	8,817,097
Gross profit	589,868

Operating expenses:
Selling, general and administrative	462,672
462,672

Operating income	127,196

Other expense:
Interest expense	(454)
(454)

Net income	$126,742

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

STATEMENT OF SHAREHOLDERS’ EQUITY

	Common Stock	Retained Earnings	Total Shareholder’ Equity

Balance as of December 31, 2005	$1,000	$15,411	$16,411
Net income	-	126,742	126,742
Balance as of June 31, 2006, (Unaudited)	$1,000	$142,153	$143,153

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

STATEMENT OF CASH FLOWS

For the seven months
ended July 31, 2006
(Unaudited)
Cash flows from operating activities:
Net income	$126,742
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,349
Changes in operating assets and liabilities:
Accounts receivable	(362,811)
Prepaid expenses and other current assets	(19,315)
Accounts payable and accrued liabilities	326,903
Net cash provided by operating activities	77,868

Cash flows from investing activities:
Purchases of property and equipment	(27,649)
Net cash used in investing activities	(27,649)

Cash flows from financing activities:
Payments on borrowings	(8,000)
Net cash used in financing activities	(8,000)
Net increase in cash	42,219
Cash – beginning of year	-
Cash – end of year	$42,219

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$454
Taxes	$-

The accompanying notes are an integral part of this financial statement.

COMBINE OPTICAL MANAGEMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 – ORGANIZATION:

Combine Optical Management Corporation (the “Company”) operates an optical group purchasing business which provides its members with vendor discounts on optical products. The Company currently has approximately 1,000 active members in its optical group purchasing business. The Company was incorporated as a subchapter “S” corporation in the State of Florida on October 10, 1996.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

Revenue Recognition and Cost of Sales

The Company follows the requirements of SEC Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition.” The Company derives its revenue from the product pricing extended to its members. The Company does not carry any inventory as members’ orders are shipped directly to the member from the suppliers.

Accordingly, revenues and the related cost of sales are recognized when delivery has occurred, prices to buyers are fixed or determinable, and collectibility is reasonably assured.

Cost of sales include the Company’s cost of product (based on the volume purchasing power from ordering for its members as a group) from its vendors, the associated shipping and freight costs, less certain discounts for the Company’s guaranteed prompt payment.

Fair Value of Financial Instruments

In determining the fair value of its financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing as of July 31, 2006. For the majority of financial instruments, including receivables and long-term debt, standard market conventions and techniques, such as discounted cash flow analysis, replacement cost and termination cost, are used to determine fair value. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Property and Equipment, net

Property and equipment, net, are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are recorded using the accelerated method over the useful lives of the respective classes of assets. All depreciation and amortization costs are reflected in selling, general and administrative expenses in the Statement of Income for the seven months ended July 31, 2006.

Impairment of Long-Lived Assets

The Company follows the provisions of the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable, but amends the prior accounting and reporting standards for segments of a business to be disposed of. The Company periodically evaluates its long-lived assets based on, among other factors, the estimated, undiscounted future cash flows expected to be generated from such assets in order to determine if impairment exists. For the seven months ended July 31, 2006, the Company did not record any impairment charges.

Selling, General and Administrative Expenses

Selling, general and administrative expenses primarily include payroll and related benefits, rent, other overhead, professional fees, depreciation, bank fees and bad debt expense.

Income Taxes

The Company is a subchapter “S” (small business) corporation. Income generated by the Company is taxed at the shareholder level. Therefore, no provision for income taxes is reflected in the Statement of Income for the year ended December 31, 2005.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of such financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates made by management include, but are not limited to, allowances on member receivables and the valuation of capitalized software.

Concentration of Credit Risk

Receivables

The Company operates predominantly in the United States, and its receivables are primarily from members that operate retail optical stores in the United States. The Company estimates an allowance for doubtful accounts based on its members’ financial condition and collection history. Management believes the Company’s allowances are sufficient to cover any losses related to its inability to collect its accounts receivable. Accounts receivable are written-off when significantly past due and deemed uncollectible by management.

Vendors

The Company utilizes certain key vendors to provide its members with a broad spectrum of product purchasing options. If one of these key vendors ceases to do business with the Company, or ceases to exist, the Company could see a decrease in the amount of product purchased by its members, thus decreasing sales and net income. Management believes that there is a sufficient amount of competing vendors and enough of a product mix to offset any changes to the Company’s key vendors.

NOTE 3 – PROPERTY AND EQUIPMENT, NET:

Property and equipment, net, consists of the following:

	As of	Estimated
	July 31, 2006	Useful Lives

Furniture and fixtures	$24,637	5 years
Computer equipment	89,995	5 years
Software	66,000	3 years
	180,632
Less: Accumulated depreciation and amortization	(102,872)
	$77,760

Depreciation expense totaled $3,549 and is included in selling, general and administrative expenses in the Statement of Income for the seven months ended July 31, 2006.

NOTE 4 – LONG-TERM DEBT (INCLUDING RELATED PARTY BORROWINGS):

As of July 31, 2006, principal payments due on the Company's long-term debt and related party borrowings are as follows:

	Related Party	Other
	Borrowings (1)	Debt (2)

August 1, 2006 – July 31, 2007	$162,000	$20,000
August 1, 2007 – July 31, 2008	-	20,000
August 1, 2008 – July 31, 2009	-	5,000
	$162,000	$45,000

1)	The Company, from time-to-time, borrowed money from its shareholders during the ordinary course of business. In October 2006, the Company repaid all such borrowings.

2)	In January 2004, the Company settled an outstanding claim with Essilor USA Inc., a full service optical lab, for $100,000, payable in quarterly installments of $5,000.

NOTE 5 – COMMITMENTS AND CONTINGENCIES:

Operating Lease Commitments

During 2006, the Company leased its executive and administrative offices, located in Boca Raton, Florida, from a related party. In June 2006, the Company terminated such lease and relocated its executive and administrative offices into a new building, located in Boca Raton, Florida, which is not owned by a related party. As of July 31, 2006, minimum future rental payments on the previous lease for the Company’s executive and administrative offices, in the aggregate, are as follows:

Total Lease Obligations

August 1, 2006 – July 31, 2007	$33,431
August 1, 2007 – July 31, 2008	23,492
$56,923

Litigation

The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

Letters of Credit

The Company holds three letters of credit with a financial institution in favor of certain of the Company’s vendors to ensure payment of any outstanding invoices not paid by the Company. The letters of credit each have a one-year term and are renewed annually. As of July 31, 2006, the three letters of credit totaled $535,000 and were secured by certain assets of the Company’s President.

NOTE 6 – RELATED PARTY TRANSACTIONS:

During 2006, the Company leased its administrative and executive offices, located in Boca Raton, Florida, from Old Shore Associates II LLC (“Old Shore”). Old Shore is owned by both of the Company’s shareholders. For the seven months ended July 31, 2006, the Company paid approximately $14,000 for rent and related charges under this lease. In June 2006, the Company terminated its lease with Old Shore and relocated its administrative and executive offices to a new building, located in Boca Raton, Florida, which is owned by an unrelated party.

At various times during 2006, the Company borrowed from each of its shareholders for working capital needs. As of July 31, 2006, the Company owed such shareholders $162,000. Such amount was paid in full in October 2006.

NOTE 7 – SHAREHOLDERS’ EQUITY:

The Company has 1,000 authorized, issued and outstanding common shares having no par value. As of July 31, 2006, there is one shareholder who owns all such shares.

NOTE 8 – RETIREMENT PLAN:

The Company sponsors a qualified profit sharing plan. The plan covers all employees who meet certain eligibility requirements. Employer contributions are subject to a vesting schedule. The 2006 contributions are due and payable during 2007. As such, there were no contributions made for the seven months ended July 31, 2006. These obligations were not assumed by COM Acquisition, Inc. (“COM”) during the sale of the Company as further discussed in Note 9.

NOTE 9 – SUBSEQUENT EVENT:

On September 29, 2006, effective August 1, 2006, the Company sold substantially all of the assets of the Company to COM, a wholly-owned subsidiary of Emerging Vision, Inc., for an aggregate purchase price of $2,410,000. The purchase price consisted of cash payable as follows: (i) $700,000 paid at closing; (ii) a promissory note (without interest) in the amount of $1,273,000 with $498,000 payable on October 1, 2007, $300,000 payable on October 1, 2008, $250,000 payable on October 1, 2009, and $225,000 payable on October 1, 2010; and (iii) a promissory note in the amount of $500,000 (with interest at 7% per annum) payable in sixty, equal monthly installments of $9,900.60 commencing October 1, 2007.

b)	Pro Forma Financial Statements

Emerging Vision, Inc. and Subsidiaries, and Combine Optical Management Corporation

Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Financial Information

On September 29, 2006, and effective as of August 1, 2006, Emerging Vision, Inc. (“EVI”), through EVI’s wholly-owned subsidiary, COM Acquisition, Inc. (“COM”), acquired substantially all of the tangible and intangible assets and business of Combine Optical Management Corporation (“Combine”), a Florida corporation that operated an optical group purchasing business. In connection with this acquisition, EVI entered into a five-year Employment Agreement with Neil Glachman (“Glachman”), president and sole shareholder of Combine, pursuant to which Glachman will, among other things, serve as the President of COM. The Employment Agreement provided that Glachman will be paid a salary of $210,000 per annum, and will be entitled to receive an annual bonus, based upon an established formula, and to receive certain benefits.

The purchase price was as follows: (i) $2,473,000 in cash, $700,000 of which was paid at closing, and the aggregate balance of which ($1,773,000) is payable in accordance with the terms of two promissory notes, the first of which is in the original principal amount of $1,273,000 payable (without interest) in four annual installments commencing on October 1, 2007, and the second of which is in the original principal amount of $500,000 payable (with interest at 7% per annum) in sixty monthly installments of $9,960, and (ii) options issued to Glachman to purchase 3,515,625 shares of EVI’s common stock, at an exercise price per share of $0.15, of which 2,187,500 may be put back to EVI during the period commencing September 29, 2010 and ending on September 28, 2016, at a put price per share of $0.32. The fair value of such options, calculated using the Black-Scholes method, was approximately $139,000.

The purchase was accounted for as a business purchase transaction with the assets acquired recorded at fair values. The results of Combine’s operations are included in the Company’s consolidated financial statements from the effective date of the asset purchase.

The following unaudited pro forma consolidated financial information, with explanatory notes, present how the consolidated financial statements of EVI and its subsidiaries, and Combine may have appeared had the business actually been consolidated as of December 31, 2005 and for the year then ended, and as of July 31, 2006 and for the seven months then ended. The unaudited consolidated pro forma financial information includes the historical financial information of EVI and its subsidiaries, and Combine for the aforementioned dates and periods.

The unaudited pro forma consolidated financial statements may not be indicative of the actual results of the combined businesses had the acquisition occurred on January 1, 2005. The accompanying pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the related notes of both EVI and Combine.

EMERGING VISION, INC. AND SUBSIDIARIES, AND COMBINE OPTICAL MANAGEMENT CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2005

(UNAUDITED)

(IN THOUSANDS)

ASSETS	EVI	Combine	Pro Forma Adjustments	Consolidated

Current Assets:
Cash and cash equivalents	$816	$-	$467	$1,283
Franchise receivables, net of allowance of $195	1,936	-	-	1,936
Optical purchasing group receivables, net of allowance of $41	-	1,890	-	1,890
Other receivables, net of allowance of $2	219	-	-	219
Current portion of franchise notes receivable, net of allowance of $150	158	-	-	158
Inventories, net	407	-	-	407
Prepaid expenses and other current assets	395	22	(22)	395
Total current assets	3,931	1,912	445	6,288

Property and equipment, net	610	53	(53)	610
Franchise notes receivable, net of allowance of $41	129	-	-	129
Goodwill	1,266	-	-	1,266
Excess cost over net tangible assets acquired	-	-	2,320	2,320
Other assets, net	263	29	(29)	263
Total assets	$6,199	$1,994	$2,683	$10,876

LIABILITIES AND SHAREHOLDER’S EQUITY	EVI	Combine	Pro Forma Adjustments	Consolidated

Current Liabilities:
Accounts payable and accrued liabilities	$4,012	$1,763	$-	$5,775
Payables associated with proxy contest and related litigation	46	-	-	46
Accrual for store closings	37	-	-	37
Short-term debt	-	20	87	107
Related party borrowings	43	155	683	881
Total current liabilities	4,138	1,938	770	6,846

Long-term debt	385	40	1,485	1,910
Related party borrowings	191	-	-	191
Franchise deposits and other liabilities	667	-	-	667

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized; Senior Convertible Preferred Stock, $100,000 liquidation preference per share; 0.74 shares issued and outstanding	74	-	-	74
Common stock, $0.01 par value per share; 150,000,000 shares authorized; 70,506,035 shares issued and 70,323,698 shares outstanding	705	-	-	705
Common stock, no par value; 1,000 shares authorized, issued and outstanding	-	1	(1)	-
Treasury stock, at cost, 182,337 shares	(204)	-	-	(204)
Additional paid-in capital	126,389	-	-	126,389
(Accumulated deficit) / Retained Earnings	(126,146)	15	429	(125,702)
Total shareholders’ equity	818	16	428	1,262
Total liabilities and shareholders’ equity	$6,199	$1,994	$2,683	$10,876

The accompanying notes are an integral part of this pro forma consolidated financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, AND COMBINE OPTICAL MANAGEMENT CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(UNAUDITED)

(IN THOUSANDS)

	EVI	Combine	Pro Forma Adjustments	Consolidated

Revenues:
Net sales	$7,415	$14,833	$-	$22,248
Franchise royalties	6,564	-	-	6,564
Other franchise related fees	123	-	-	123
Total revenue	14,102	14,833	-	28,935

Costs and expenses:
Cost of sales	1,029	13,882	-	14,911
Selling, general and administrative expenses	12,933	901	(385)	13,449
Total costs and expenses	13,962	14,783	(385)	28,360

Operating income	140	50	385	575

Other income (expense):
Interest on franchise notes receivable	61	-	-	61
Other income	108	11	-	119
Interest expense	(43)	(2)	-	(45)
Total other income	126	9	-	135

Income before provision for income taxes	266	59	385	710
Provision for income taxes	-	-	-	-
Net income	$266	$59	$385	$710

Net income per share – basic and diluted	$0.00	$0.00	$0.00	$0.01

Weighted-average number of common shares outstanding:
Basic	70,324	70,324	70,324	70,324
Diluted	112,422	112,422	112,442	112,422

The accompanying notes are an integral part of this pro forma consolidated financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, AND COMBINE OPTICAL MANAGEMENT CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2005

(UNAUDITED)

(IN THOUSANDS)

	EVI	Combine	Pro Forma Adjustments	Consolidated

Cash flows from operating activities:
Net income	$266	$59	$385	$710
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	255	8	(8)	255
Provision for doubtful accounts	501	34	-	535
Non-cash compensation charges related to options and warrants	176	-	-	176
Charges related to long-lived assets	40	-	-	40
Changes in operating assets and liabilities:
Franchise and other receivables	(725)	1,207	(3,041)	(2,559)
Inventories	(11)	-	-	(11)
Prepaid expenses and other current assets	57	23	(23)	57
Other assets	(54)	-	-	(54)
Accounts payable and accrued liabilities	(150)	(1,228)	3,024	1,646
Payables associated with proxy contest and related litigation	(46)	-	-	(46)
Franchise deposits and other liabilities	8	-	-	8
Accrual for store closings	(5)	-	-	(5)
Net cash provided by operating activities	312	103	337	752

Cash flows from investing activities:
Franchise notes receivable issued	(150)	-	-	(150)

Proceeds from franchise and other notes receivable	231	-	-	231
Purchases of property and equipment	(418)	(50)	50	(418)
Net cash used in investing activities	(337)	(50)	50	(337)

Cash flows from financing activities:
Borrowings	-	-	80	80
Payments on borrowings	(39)	(20)	-	(59)
Net cash (used in) provided by financing activities	(39)	(20)	80	21
Net (decrease) increase in cash and cash equivalents	(64)	33	467	436
Cash and cash equivalents – beginning of year	880	(33)	-	847
Cash and cash equivalents – end of year	$816	$-	$467	$1,283

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$12	$2	$-	$14
Taxes	$43	$-	$-	$43

Non-cash investing and financing activities:
Accounts receivable and excess cost over net tangible assets acquired in connection with Combine Optical Management Corporation	$-	$-	$2,410	$2,410

The accompanying notes are an integral part of this pro forma consolidated financial statement.

The unaudited pro forma consolidated financial statements may not be indicative of the actual results of the combined businesses had the acquisition occurred on January 1, 2006. The accompanying pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the related notes of both EVI and Combine.

EMERGING VISION, INC. AND SUBSIDIARIES, AND COMBINE OPTICAL MANAGEMENT CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JULY 31, 2006

(UNAUDITED)

(IN THOUSANDS)

ASSETS	EVI	Combine	Pro Forma Adjustments	Consolidated

Current Assets:
Cash and cash equivalents	$1,923	$42	$248	$2,213
Franchise receivables, net of allowance of $183	1,476	-	-	1,476
Optical purchasing group receivables, net of allowance of $41	-	2.253	-	2,253
Other receivables, net of allowance of $2	251	-	-	251
Current portion of franchise notes receivable, net of allowance of $21	128	-	-	128
Inventories, net	389	-	-	389
Prepaid expenses and other current assets	383	41	(41)	383
Net assets from discontinued operations	14	-	-	14
Deferred tax asset – short-term	740	-	-	740
Total current assets	5,304	2,336	207	7,847

Property and equipment, net	635	78	(78)	635
Franchise notes receivable, net of allowance of $38	200	-	-	200
Goodwill	1,266	-	-	1,266
Excess cost over net tangible assets acquired	-	-	2,320	2,320
Deferred tax asset – long-term	436	-	-	436
Other assets, net	229	26	(26)	229
Total assets	$8,070	$2,440	$2,423	$12,933

LIABILITIES AND SHAREHOLDER’S EQUITY	EVI	Combine	Pro Forma Adjustments	Consolidated

Current Liabilities:
Accounts payable and accrued liabilities	$3,922	$2,090	$-	$6,012
Accrual for store closings	37	-	-	37
Short-term debt	385	20	87	492
Related party borrowings	180	162	676	1,018
Total current liabilities	4,524	2,272	763	7,559

Long-term debt	-	25	1,485	1,510
Related party borrowings	32	-	-	32
Other long-term liabilities	546	-	-	546

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized; Senior Convertible Preferred Stock, $100,000 liquidation preference per share; 0.74 shares issued and outstanding	74	-	-	74
Common stock, $0.01 par value per share; 150,000,000 shares authorized; 70,506,035 shares issued and 70,323,698 shares outstanding	705	-	-	705
Common stock, no par value; 1,000 shares authorized, issued and outstanding	-	1	(1)	-
Treasury stock, at cost, 182,337 shares	(204)	-	-	(204)
Additional paid-in capital	126,857	-	-	126,857
(Accumulated deficit) / Retained Earnings	(124,464)	142	176	(124,146)
Total shareholders’ equity	2,968	143	175	3,286
Total liabilities and shareholders’ equity	$8,070	$2,440	$2,423	$12,933

The accompanying notes are an integral part of this pro forma consolidated financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, AND COMBINE OPTICAL MANAGEMENT CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SEVEN MONTHS ENDED JULY 31, 2006

(UNAUDITED)

(IN THOUSANDS)

	EVI	Combine	Pro Forma Adjustments	Consolidated

Revenues:
Net sales	$4,168	$9,407	$-	$13,575
Franchise royalties	4,069	-	-	4,069
Other franchise related fees	139	-	-	139
Total revenue	8,376	9,407	-	17,783

Costs and expenses:
Cost of sales	498	8,817	-	9,315
Selling, general and administrative expenses	7,345	463	(191)	7,617
Total costs and expenses	7,843	9,280	(191)	16,932

Operating income	533	127	191	851

Other income (expense):
Interest on franchise notes receivable	26	-	-	26
Gain on sale of company-owned store to franchisee	218	-	-	218
Other income	38	-	-	38
Interest expense	(23)	-	-	(23)
Total other income	259	-	-	259

Income from continuing operations before (benefit from)/provision for income taxes	792	127	191	1,110
(Benefit from)/provision for income taxes	(1,042)	-	-	(1,042)
Income from continuing operations	1,834	127	191	2,152

(Loss) from discontinued operations	(250)	-	-	(250)
(Benefit from)/provision for income taxes	(98)	-	-	(98)
(Loss) from discontinued operations	(152)	-	-	(152)
Net income	$1,682	$127	$191	$2,000

Net income per share – basic	$0.02	$0.00	$0.00	$0.03
Net income per share – diluted	$0.02	$0.00	$0.00	$0.02

Weighted-average number of common shares outstanding:
Basic	70,324	70,324	70,324	70,324
Diluted	108,007	108,007	108,007	108,007

The accompanying notes are an integral part of this pro forma consolidated financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, AND COMBINE OPTICAL MANAGEMENT CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE SEVEN MONTHS ENDED JULY 31, 2006

(UNAUDITED)

(IN THOUSANDS)

	EVI	Combine	Pro Forma Adjustments	Consolidated

Cash flows from operating activities:
Net income	$1,834	$127	$191	$2,152
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	153	6	(6)	153
Provision for doubtful accounts	97	-	-	97
Non-cash compensation charges related to options and warrants	468	-	-	468
Gain on sale of Company-owned store	(218)	-	-	(218)
Changes in operating assets and liabilities:
Franchise and other receivables	159	(363)	(1,800)	(2,004)
Inventories	(43)	-	-	(43)
Prepaid expenses and other current assets	12	(19)	19	12
Deferred tax asset	(1,176)	-	-	(1,176)
Other assets	34	-	-	34
Accounts payable and accrued liabilities	(81)	327	1,763	2,009
Payables associated with proxy contest and related litigation	(46)	-	-	(46)
Other long-term liabilities	(121)	-	-	(121)
Net cash provided by (used in) operating activities	1,072	78	167	1,317

Cash flows from investing activities:
Franchise notes receivable issued	(172)	-	-	(172)
Proceeds from franchise and other notes receivable	219	-	-	219
Proceeds from the sale of Company-owned store to franchisee	200	-	-	200
Purchases of property and equipment	(249)	(28)	28	(249)
Net cash used in investing activities	(2)	(28)	28	(2)

Cash flows from financing activities:
Borrowings	-	-	53	53
Payments on borrowings	(22)	(8)	-	(30)
Net cash (used in) provided by financing activities	(22)	(8)	53	23
Net increase provided by discontinued operations	59	-	-	59
Net increase in cash and cash equivalents	1,107	42	248	1,397
Cash and cash equivalents – beginning of year	816	-	-	816
Cash and cash equivalents – end of year	$1,923	$42	$248	$2,213

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$6	$-	$-	$6
Taxes	$25	$-	$-	$25

Non-cash investing and financing activities:
Accounts receivable and excess cost over net tangible assets acquired in connection with Combine Optical Management Corporation	$-	$-	$2,410	$2,410

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Emerging Vision, Inc. and Subsidiaries, and Combine Optical Management Corporation

Notes to the Unaudited Pro Forma Consolidated Financial Statements

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

On September 29, 2006, and effective as of August 1, 2006, Emerging Vision, Inc. (“EVI”), through EVI’s wholly-owned subsidiary, COM Acquisition, Inc. (“COM”), acquired substantially all of the tangible and intangible assets and business of Combine Optical Management Corporation (“Combine”), a Florida corporation that operates an optical group purchasing business. The purchase price was as follows: (i) $2,473,000 in cash, $700,000 of which was paid at closing, and the aggregate balance of which ($1,773,000) is payable in accordance with the terms of two promissory notes, the first of which is in the original principal amount of $1,273,000 payable (without interest) in four annual installments commencing on October 1, 2007, and the second of which is in the original principal amount of $500,000 payable (with interest at 7% per annum) in sixty monthly installments of $9,960, and (ii) options issued to Glachman to purchase 3,515,625 shares of EVI’s common stock, at an exercise price per share of $0.15, of which 2,187,500 may be put back to EVI during the period commencing September 29, 2010 and ending on September 28, 2016, at a put price per share of $0.32. The fair value of such options, calculated using the Black-Scholes method, was approximately $139,000.

EVI accounted for the acquisition as a business purchase transaction with the assets acquired recorded at fair values. The results of Combine’s operations are included in the Company’s consolidated financial statements from the effective date of the asset purchase.

The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition of Combine as if the acquisition had been completed as of January 1, 2005 or as of January 1, 2006. The pro forma consolidated financial statements may not be indicative of the actual results of the businesses had the acquisition occurred on January 1, 2005 or on January 1, 2006, as the case may be.

The accompanying unaudited consolidated pro forma financial statements should be read in conjunction with the historical financial statements and the related notes of both EVI and Combine.

NOTE 2 – PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma consolidated financial statements are as follows:

(1)

The assets acquired in the Combine purchase have been reflected at their fair values and the excess cost over net tangible assets acquired is reflected on the consolidated balance sheet as an intangible. Additionally, the debt associated with the acquisition has been reflected on the consolidated balance sheets as of July 31, 2006 and December 31, 2005. Remaining assets, liabilities and equity balances of Combine have been adjusted accordingly.

(2)	Assets, liabilities and equity of Combine that were not acquired or assumed by EVI have been eliminated at the beginning of each period.

(3)

Certain salary and related benefits have been excluded from selling, general and administrative expenses on the consolidated statements of operations as the President of COM will be receiving a reduced salary from what he was receiving previously at Combine. In addition, certain other related expenses will be absorbed by EVI’s existing resources.

(4)

Certain professional fees have been excluded from selling, general and administrative expenses on the consolidated statements of operations as EVI will be able to utilize its existing accounting, consulting and legal resources to handle the professional service needs that were previously engaged with Combine.

(5)

Certain equipment leasing expenses have been excluded from selling, general and administrative expenses on the consolidated statements of operations as EVI will acquire and capitalize such equipment and depreciate over their respective useful lives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By: /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

Date:	December 13, 2006